SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CHAMPPS ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

[Champps Letterhead]

                                , 2003

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Champps Entertainment, Inc. The meeting will be held on            ,                         , 2003 at 9:00 a.m., local time, at Champps’ offices, 10375 Park Meadows Drive, Suite 560, Littleton, Colorado.

The purpose of the meeting is to consider and vote upon adoption of a new management equity incentive plan covering 1,250,000 shares. The attached proxy statement, with formal notice of the meeting on the first page, describes the proposed incentive plan. We urge you to review these materials carefully and to use this opportunity to take part in the affairs of Champps Entertainment, Inc. by voting on the proposal described in the proxy statement. We hope that you will be able to attend the meeting. Our management team will be available at the meeting to answer questions.

Your vote is important. Whether you plan to attend the meeting or not, please complete the enclosed proxy card and return it as promptly as possible. The enclosed proxy card contains instructions regarding the methods of voting. If you attend the meeting, you may continue to have your shares voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,

William H. Baumhauer

Chairman of the Board, President and Chief

Executive Officer

CHAMPPS ENTERTAINMENT, INC.

10375 Park Meadows Drive

Suite 560

Littleton, Colorado 80124

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                                 , 2003

A special meeting of stockholders of Champps Entertainment, Inc. will be held on                         ,             , 2002 at 9:00 a.m., local time, at Champps’ offices, 10375 Park Meadows Drive, Suite 560, Littleton, Colorado. At the meeting, stockholders will vote upon the following proposals:

1. To approve the 2003 Stock Option and Incentive Plan covering 1,250,000 shares of common stock; and

2. To consider and act upon any other matters that may properly be brought before the meeting and at any adjournments or postponements of the meeting.

You may vote if you are a stockholder of record as of the close of business on                                 , 2003. If you do not plan to attend the meeting and vote your common shares in person, please vote in the following way:

•	Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

Any proxy may be revoked at any time prior to its exercise at the meeting.

By Order of the Board of Directors

Donna L. Depoian, Esq.

Secretary

                    , 2003

i

CHAMPPS ENTERTAINMENT, INC.

10375 Park Meadows Drive

Suite 560

Littleton, Colorado 80124

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Champps Entertainment, Inc. for use at a special meeting of stockholders of Champps to be held on                                ,                                 , 2003 at 9:00 a.m., local time, at Champps’ offices, 10375 Park Meadows Drive, Suite 560, Littleton, Colorado, and at any adjournments or postponements thereof.

Champps’ principal executive office is located at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124. The telephone number at Champps’ principal executive office is (303) 804-1333.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the special meeting?

At the special meeting, stockholders will vote on the approval of the 2003 Stock Option and Incentive Plan covering 1,250,000 shares of common stock and to consider and act upon any other matters that may properly be brought before the meeting.

Who is entitled to vote?

If our records show that you are a stockholder as of the close of business on                                 , 2003, which is referred to as the record date, you are entitled to receive notice of the special meeting and to vote the shares of common stock that you held on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

Can I attend the meeting?

All stockholders of record of Champps’ shares of common stock at the close of business on the record date, or their designated proxies, are authorized to attend the meeting. Each stockholder or proxy holder will be asked to present a form of valid picture identification, such as a driver’s license or passport.

What constitutes a quorum?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the special meeting. As of the record date, there were                                  shares of common stock outstanding and entitled to vote at the special meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares, and the brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

How do I vote?

Voting by proxy holders for shares registered directly in the name of the stockholder

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders named in the enclosed proxy card how to vote your shares by signing, dating and mailing the proxy card in the postage-paid envelope included with this proxy statement.

Voting by proxy holders for shares registered in the name of a brokerage firm or bank

If your shares are held by a broker, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee that you must follow in order to have your shares voted.

Voting by mail

If you would like to vote by mail, mark your proxy card, sign and date it, and return it to American Stock Transfer and Trust Company in the postage-paid envelope included with this proxy statement.

Voting in person

If you are a registered stockholder and attend the special meeting, you may deliver your completed proxy card or vote by ballot in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the broker, bank or other nominee that holds their shares of record.

Will other matters be voted on at the special meeting?

We are not aware now of any other matters to be presented at the special meeting other than the one described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

You may revoke your proxy at any time before it has been exercised by:

•	filing a written revocation with the secretary of Champps at the address set forth below;

•	filing a duly executed proxy bearing a later date; or

•	appearing in person and voting by ballot at the meeting.

Any stockholder of record as of the record date attending the meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

If you were a shareholder of record on October 11, 2002 you should have received our fiscal 2002 annual report, including financial statements for the fiscal year ended June 30, 2002, and our proxy statement dated October 17, 2002 relating to our annual meeting of stockholders held on December 4, 2002. We have also filed our quarterly reports on Form 10-Q for the quarters ended September 29, 2002 and December 29, 2002 with the Securities and Exchange Commission. These materials are available on the Commission’s website (http://www.sec.gov). Copies of any of these materials or our annual report filed with the Securities and Exchange Commission on Form 10-K, including the financial statements, may be obtained without charge by writing to the secretary of Champps, Donna L.

Depoian, at the following address: Champps Entertainment, Inc., 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124.

PROPOSAL: APPROVAL OF THE 2003 STOCK OPTION AND INCENTIVE PLAN

Purpose of the Plan

The board of directors has adopted, subject to shareholder approval, the 2003 Stock Option and Incentive Plan. The purpose of the plan is to induce officers, key employees and independent members of the board of directors to remain in the services of Champps, to attract new officers, employees and independent directors, and to encourage such officers, key employees and independent directors to acquire stock ownership in Champps. The plan provides incentives to all of our officers, eligible employees and independent directors, and to our consultants and advisors, by providing them with opportunities for equity ownership in Champps through the grant of stock options, awards of stock and stock appreciation rights.

There are only 6,374 shares currently available under Champps 1997 Stock Option and Incentive Plan that are not subject to outstanding awards. As of the record date, 812,809 stock options have been granted but are unexercised. These stock options had a weighted average exercise price of $5.45 and a weighted average term to expiration of 5.04 years. As of that date, there were                    shares of common stock outstanding and entitled to vote at the special meeting. Also, as of that date, warrants to purchase 386,961 common shares and notes convertible into 1,407,129 common shares were outstanding, but not entitled to vote.

Based on historical grants and our expectation of personnel growth, the board of directors believes that the number of shares covered by the 2003 plan will be adequate to meet our foreseeable requirements. In approving the 2003 plan, the board also gave particular weight to our current practice of granting options to all eligible employees within our organization.

An amendment to the 1997 plan was proposed at the 2002 annual meeting of stockholders. This amendment would have increased the shares available for issuance under the plan by 1,750,000. The amendment was not approved at the meeting. The company believes that some stockholders voted against the amendment upon the recommendation of Institutional Shareholder Services, or ISS, an investor advisory service. ISS objected to the size of the increase in the number of shares available under the amendment to the 1997 plan and that the 1997 plan permitted repricing of options without shareholder approval. The number of shares available under the 2003 plan will be only 1,250,000. Without the prior approval of the company’s stockholders, no outstanding award under the 2003 plan may be repriced, either by an amendment to the award, or by cancellation of the award in exchange for the regrant of a new award with a lower exercise or purchase price.

We intend to register the shares available for issuance under the 2003 plan under a registration statement on Form S-8 under the Securities Act of 1933, as amended, as soon as practicable after receiving stockholder approval.

A copy of the plan is attached as an exhibit to this proxy statement.

Vote Required

The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the special meeting is required to approve the 2003 Plan. Abstentions will have the same effect as a “no” vote. Broker “non-votes” will not be counted for purposes of approving the plan.

Description of the Principal Features of the Plan

The plan will be administered by a committee of not less than two independent directors on the company’s board of directors. Each member of the committee will be an “outside director,” as defined in the Internal Revenue Code, a “non-employee director” as defined in the federal securities laws and an “independent director” as defined under the rules of NASDAQ or any other exchange upon which the company’s stock is listed, or any other successor definitions within the meaning of the aforementioned laws and regulations. Subject to the terms of the plan, the committee will have full authority to determine, among other things, the persons to whom awards under the plan will be made, the number of shares subject to such awards, the time or times of such awards, the specific terms and conditions applicable to such awards, including, but not limited to, the duration, vesting and exercise or other realization periods, performance criteria, if any, the circumstances for forfeiture, the form and timing of payment with respect to any award and to modify from time to time any of the above terms and conditions of such awards. The committee will also have the authority to develop and modify any rules or guidelines for the administration of the plan, to interpret and make all determinations it deems advisable regarding the plan and to decide all disputes arising in connection with the plan.

Grants of a variety of awards, including stock options, restricted stock and unrestricted stock awards and performance share awards may be made under the plan to selected officers, employees and other key persons (including consultants) of the company and its present or future subsidiaries, in the discretion of the committee. Stock options may be either “incentive stock options,” as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options. The exercise price of any stock option granted pursuant to the plan may not be less than the fair market value (as defined in the plan) per share of common stock on the date of grant. The stock options will become exercisable in accordance with a schedule established at the time of grant. The committee will determine each stock option’s expiration date; provided that no incentive stock option may be exercised more than ten years after the date of grant. The plan provides that the exercise price for stock options granted thereunder may, as determined by the committee, be payable in cash, shares of common stock, a combination of cash and common stock or by such other payment method as the committee may prescribe. Inasmuch as awards under the plan will be granted at the sole discretion of the committee and that performance criteria may vary from year to year and participant to participant, benefits under the plan are not determinable. The board of directors may grant awards to the directors of the company pursuant to the plan; however, the plan does not contain the automatic grant of options to directors contained in the 1997 plan.

The plan may, at any time and from time to time, be amended or discontinued by the board of directors, and the committee may, at any time and from time to time, amend or cancel any award to satisfy changes of law or for any other lawful purpose. However, no amendment that, in the judgment of the committee, requires stockholder approval in order for incentive stock options to qualify or to ensure that compensation earned under stock options or stock appreciation rights qualify as performance-based compensation under the Internal Revenue Code will be effective unless such amendment has been approved by the company’s stockholders. In addition, any amendment that is subject to the approval of the shareholders according to the terms of the federal securities laws or the rules of NASDAQ or any other exchange upon which the company’s shares are traded shall ineffective until such amendment is approved by the shareholders. Except in limited circumstances regarding certain change in stock events (reorganization, recapitalization, stock dividend or split or similar occurrence), the committee shall not have the authority at any time to reprice any awards after the date they are granted. Finally, no amendment may be made that adversely affects any of the rights of a grantee under any award theretofore granted, without such grantee’s consent.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE 2003 STOCK OPTION AND INCENTIVE PLAN.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table shows the amount of common stock of Champps beneficially owned as of April     , 2003 by:

•	each director;
•	the chairman of the board, chief executive officer and the four most highly compensated executive officers of Champps, each of whose compensation exceeded $100,000 during the fiscal year ended June 30, 2002;

•	all directors and executive officers of Champps as a group; and
•	each person known by Champps to hold more than 5% of our outstanding common stock.

Unless otherwise indicated, the address for each person or entity below is c/o Champps Entertainment, Inc., 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124.

Beneficial ownership of common stock includes shares that are individually or jointly owned, as well as shares of which the individual has sole or shared investment or voting authority. Beneficial ownership of common stock also includes shares that could be purchased by the exercise of options at or within 60 days of April     , 2003. The amounts set forth in the table as beneficially owned include shares owned, if any, by spouses and relatives living in the same home, as to which beneficial ownership may be disclaimed as set forth in the notes following the table.

Name and Address of Beneficial Owner	Shares Beneficially Owned
	Number	Percent
Directors and Executive Officers
William H. Baumhauer(1)	642,952	4.9%
Timothy R. Barakett(2)	3,806,134	29.1%
Stephen F. Edwards(3)	10,000	*
James Goodwin(4)	2,500	*
Nathaniel Rothschild(5)	20,000	*
Alan D. Schwartz(6)	82,380	*
Michael P. O’Donnell	0	0%
Charles G. Philips	0	0%
Ian Hamilton	0	0%
Donna L. Depoian(7)	35,990	*
Frederick J. Dreibholz(8)	49,721	*
Donnie N. Lamb (9)	61,195	*
J. David Miller (10)	45,869	*

Other Stockholders
Dimensional Fund Advisors, Inc.(11)	617,230	4.9%
DMG Advisors LLC (12)	1,216,400	9.6%
Franklin Advisory Services, LLC(13)	920,000	7.2%
Wellington Management Company, LLC(14)	720,000	5.7%
T. Rowe Price Associates(15)	982,644	7.5%

All directors and executive officers as a group (13 persons)(16)	4,756,741	34.9%

*	Less than 1% of the outstanding shares of our common stock.

(1)	Includes 280,353 shares of common stock issuable on the exercise of currently exercisable stock options.

(2)	Includes 20,000 shares of common stock issuable on the exercise of stock options held by Mr. Barakett. Mr. Barakett is the chairman and chief executive officer of Atticus Capital, L.L.C., a Delaware limited liability company, and Atticus Management, Ltd., an international business company organized under the laws of the British Virgin Islands. Atticus Capital, L.L.C. and Atticus Management, together with certain of their affiliated entities (the “Atticus entities”) act as advisors for various investment funds (“Funds”) and managed accounts (“Accounts”). Based on his relationship with the Atticus entities, Mr. Barakett is deemed to be a beneficial owner of the common stock owned by the Funds and Accounts. Number includes 281,426 shares issuable upon conversion of $3,000,000 convertible subordinated note and 70,356 warrants to purchase common stock purchased from Champps in December, 2002. The address for Mr. Barakett is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, NY 10019.

(3)	Includes 10,000 shares of common stock issuable on the exercise of stock options held by Mr. Edwards. Although Mr. Edwards is the senior managing director of Atticus Capital, L.L.C., he does not have or share the power to vote or the power to dispose of any shares of common stock beneficially owned by the Funds or Accounts managed by the Atticus entities and, therefore, disclaims beneficial ownership of any of the shares of common stock owned by the Funds and Accounts. The address for Mr. Edwards is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, NY 10019.

(4)	Excludes 20,000 shares of common stock issuable on the exercise of stock options held by the Gordon Tang Goodwin Trust of which Mr. Goodwin is a trustee. Mr. Goodwin disclaims beneficial ownership of shares owned by this trust. In connection with Mr. Goodwin’s appointment to the board of directors in March 1999, Atticus Capital, L.L.C. entered into an agreement with Mr. Goodwin, which provides that Atticus Capital, L.L.C. will pay to Mr. Goodwin an amount equal to five percent of the proceeds above $4.875 per share of common stock realized by Atticus Partners, L.P., Atticus Qualified Partners, L.P. and Atticus International, Ltd. upon the sale or disposition of certain shares of our common stock beneficially owned by them. The address for Mr. Goodwin is c/o Half Moon LLC, 152 West 57th Street, 45th Floor, New York, NY 10019.

(5)	Includes 20,000 shares of common stock issuable on the exercise of stock options held by Mr. Rothschild. Although Mr. Rothschild is the president of Atticus Capital, L.L.C., he does not have or share the power to vote or the power to dispose of any shares of common stock beneficially owned by the Funds or Accounts managed by the Atticus entities and, therefore, disclaims beneficial ownership of any of the shares of common stock owned by the Funds and Accounts. The address for Mr. Rothschild is c/o Atticus Capital, L.L.C., 152 West 57th Street, 45th Floor, New York, NY 10019.

(6)	Includes 31,000 shares of common stock issuable upon the exercise of stock options held by Mr. Schwartz. The address for Mr. Schwartz is 383 Madison Avenue, New York, NY 10179.

(7)	Includes 34,300 shares of common stock issuable upon the exercise of stock options held by Ms. Depoian.

(8)	Includes 48,334 shares of common stock issuable upon the exercise of stock options held by Mr. Dreibholz.

(9)	Includes 58,667 shares of common stock issuable upon the exercise of stock options held by Mr. Lamb.

(10)	Includes 44,000 shares of common stock issuable upon the exercise of stock options held by Mr. Miller.

(11)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2003. The address for Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(12)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. The address for DMG Advisors LLC is One Sound Shore Drive, Suite 202, Greenwich, Connecticut 06830.

(13)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2003, filed by Franklin Resources, Inc. Franklin Advisory Services, LLC may be deemed to be a beneficial owner of 920,000 shares of common stock held by Franklin Resources, Inc. Charles B. Johnson and Rupert H. Johnson each may be deemed to be beneficial owners of securities held by Franklin Resources, Inc. and, therefore, each disclaims beneficial ownership of any of the 920,000 shares of common stock held by them collectively. The address for Franklin Advisory Services, LLC is 901 Mariners Island Blvd, 6th Floor, San Mateo, CA 94404.

(14)	Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. Wellington Management Company, LLC may be deemed to be beneficial owners of these shares because it is an investment advisor to the owners of these shares. Wellington Management Company, LLC indicate that it has shared dispositive power with respect to all of these shares, shared voting power with respect to 290,000 of these shares and no voting power with respect to the rest of these shares. The address for Wellington Management Company, LLC is 75 State Street, Boston, Massachusetts 02109.

(15)	Based on a Schedule 13F filed with the Securities and Exchange Commission on February 13, 2003 showing sole dispositive power with respect to 513,600 shares plus 375,235 shares issuable upon conversion of $4,000,000 convertible subordinated note and 93,809 warrants to purchase common stock purchased from Champps in December, 2002.

(16)	Includes 546,654 common shares issuable upon the exercise of outstanding stock options, 70,356 common shares issuable upon the exercise of outstanding warrants and 281,426 common shares issuable upon the conversion of notes.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Director Compensation

In fiscal year 2002, non-employee directors received an annual grant of options to acquire 10,000 shares of Common Stock at an exercise price at least equal to the fair market value of the Common Stock as of the date of grant.

Executive Compensation

Summary compensation table

The following table provides information as to compensation paid by Champps for fiscal years 2000, 2001 and 2002 to the chief executive officer and the Named Executives.

Name and Principal Position	Annual Compensation			Other Annual Compensation		Long-Term Compensation Awards Options/ SARs(1)		All Other Compensation
	Year	Salary	Bonus
William H. Baumhauer	2002	$400,010	$100,000	$0		0		$7,200	(2)
Chairman, President and	2001	$400,010	$100,000	$0		0		$0
Chief Executive Officer	2000	$400,010	$0	$0	(3)	750,000	(4)	$140,939	(5)

Donna L. Depoian(6)	2002	$126,092	$10,000	$0		15,000		$0
Vice President, General	2001	$120,000	$10,000	$0		12,000		$0
Counsel and Secretary	2000	$124,615	$20,000	$0		5,000		$0

Frederick J. Dreibholz(7)	2002	$136,600	$17,500	$0		20,000		$0
Chief Financial Officer	2001	$130,000	$15,000	$0		25,000		$0
	2000	$90,000	$30,000	$0		25,000		$0

Donnie N. Lamb(8)	2002	$153,462	$15,000	$0		20,000		$0
Vice President of	2001	$145,000	$20,000	$0		30,000		$0
Operations	2000	$145,961	$56,950	$0		25,000		$25,696	(9)

J. David Miller (10)	2002	$135,500	$10,000	$0		15,000		$0
Vice President of	2001	$130,000	$10,000	$0		25,000		$45,692	(11)
Construction and Design	2000	$129,688	$20,000	$0		12,000		$5,073	(11)

(1)	Represents the number of options to acquire Common Stock granted during the applicable fiscal year.

(2)	Represents reimbursed automobile expenses.

(3)	Does not include the extension of Mr. Baumhauer’s options as described in footnote (4).

(4)	On September 28, 2000, we extended the expiration date of 1,009,000 options to purchase shares of our common stock granted in fiscal 2000 from June 30, 2001 to June 30, 2003. Of the options extended, 750,000 granted in fiscal 2000 had an exercise price of $4.00, which though in excess of the fair market value of the Common Stock on the original grant date, July 1, 1999, was below the fair market value of the Common Stock on the date the options were extended ($4.625). The vesting date of these options was extended from December 24, 2000 to December 24, 2001 in connection with the options’ extension. As a result of these changes to the options’ terms, the Company recorded $468,000, in the aggregate, of non-cash compensation expense in fiscal 2001 and fiscal 2002.

(5)	Includes $133,739 reimbursed for relocation expenses.

(6)	Ms. Depoian has served as our vice president, general counsel and secretary since May 1998. She served as acting general counsel and assistant secretary from February 1998 to May 1998 and as corporate counsel and assistant secretary from July 1997 to February 1998. Ms. Depoian also served as corporate counsel and assistant secretary for DAKA from April 1994 to July 1997. She is 43 years old.

(7)	Mr. Dreibholz has served as our chief financial officer and treasurer since October 1999. He is 47 years old.

(8)	Mr. Lamb has served as vice president of operations for Champps since August 1999. From 1996 to 1999, Mr. Lamb served as the director of operations of Champps Operating Company, Inc., a subsidiary of Champps. He is 49 years old.

(9)	Represents reimbursed relocation expense.

(10)	Mr. Miller has served as vice president of construction and design since October 1999. He is 51 years old.

(11)	Represents reimbursed relocation expenses.

Option grants in fiscal year 2002

The following table provides certain information with respect to stock options granted by Champps during fiscal year 2002 to the chief executive officer and the four most highly compensated executive officers of Champps, each of whose compensation exceeded $100,000 during the fiscal year ended June 30, 2002.

Name	Options Granted	%of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
					5%	10%
William H. Baumhauer	0	0%	$—	—	$—	$—
Donna L. Depoian	15,000	5.5%	$7.50	9/26/11	54,869	154,007
Frederick J. Dreibholz	20,000	7.3%	$7.50	9/26/11	73,159	205,342
Donnie N. Lamb	20,000	7.3%	$7.50	9/26/11	73,159	205,342
J. David Miller	15,000	5.5%	$7.50	9/26/11	54,869	154,007

(1)	Potential realizable value is the value of the granted options as of September 26, 2001, the date of grant, based on the assumed annual growth rates of the share price shown during their 10-year option term. For example, a 5% growth rate, compounded annually, for Ms. Depoian’s, Mr. Dreibholz’, Mr. Miller’s and Mr. Lamb’s grants result in a share price of $11.16 per share, and a 10% growth rate, compounded annually, result in a share price of $17.77 per share. These potential realizable values are listed to comply with the regulations of the Securities and Exchange Commission, and we cannot predict whether these values will be achieved. Actual gains, if any, on stock option exercises are dependent on the actual future performance of the common stock.

Aggregate option exercises in fiscal year 2002 and year-end option values

The following table sets forth the number of shares of Common Stock covered by the stock options held by the chief executive officer and the four most highly compensated executive officers of Champps as of the end of fiscal year 2002. The value of unexercised in-the-money options is based on the closing price of the common stock as reported by Nasdaq on June 30, 2002, minus the exercise price, multiplied by the number of shares underlying the options.

Name	Shares Acquired on Exercise	Value Realized	Number of Beneficial Options at Fiscal Year-End		Value of Outstanding In-the-Money Options at Fiscal Year-End
			Exercisable	Unexercisable	Exercisable	Unexercisable
William H. Baumhauer	0	$—	1,009,000	0	$7,699,529	$—
Donna L. Depoian	0	$—	25,300	23,000	$145,940	$122,330
Frederick J. Dreibholz	0	$—	24,999	45,001	$190,659	$270,291
Donnie N. Lamb	0	$—	33,666	48,334	$248,963	$291,822
J. David Miller	0	$—	26,666	31,334	$204,018	$190,752

Employment and Termination Agreements

William H. Baumhauer. On June 24, 1999, Champps entered into a two-year employment contract with Mr. Baumhauer, which was subsequently extended to expire on June 30, 2003. The agreement provides for a base salary of $400,000 per year. If Mr. Baumhauer’s employment is terminated without “cause”, or Mr. Baumhauer terminates his employment for “good reason”, Champps shall continue to pay Mr. Baumhauer’s base salary through the term of the agreement. If Champps is sold and Mr. Baumhauer’s employment is terminated, Mr. Baumhauer is entitled to receive a payment equal to $1,200,000 minus the sum of (i) the salary paid to him during the fiscal year prior to termination, and (ii) gross proceeds received by him, net of any cash exercise price paid, upon the exercise or other disposition of stock options.

Donna L. Depoian. On February 26, 1999, Champps entered into an employment agreement with Donna L. Depoian to serve as vice president, general counsel and secretary. The agreement provides for an initial term of one year and for successive one-year renewals thereafter. Under the agreement, Ms. Depoian receives an annual base salary of $120,000, subject to adjustment at the discretion of the board of directors. The agreement further provides that, in the event Champps terminates Ms. Depoian’s employment without “cause” or Ms. Depoian terminates her employment for “good reason,” Champps shall pay Ms. Depoian an amount equal to Ms. Depoian’s cash compensation for one year.

Indemnification Agreements

Champps has entered into indemnification agreements with its directors pursuant to which Champps has agreed to advance expenses and indemnify each director against certain liabilities incurred in connection with his services to Champps. In the event of a proceeding brought against an indemnified person by or in the right of Champps, that person shall not be entitled to indemnification if he or she is adjudged to be liable to Champps, or if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by Champps in such event if, and only to the extent, determined by the Court of Chancery of the State of Delaware, or another court in which such proceeding is brought or is pending.

Stock Performance Graph

The following graph provides a comparison of cumulative total stockholder return for the period from July 15, 1997 (the date on which the Common Stock was first publicly traded) through June 30, 2002, among Champps; the Russell 3000 Index; and an index of companies that Champps considers its peers: the Cheesecake Factory, Inc., BUCA, Inc., P.F. Changs China Bistro, Inc., Landry’s Seafood Restaurant, Inc. and Rare Hospitality International, Inc. The returns of each issuer in the peer group have been weighted according to the respective company’s market capitalization as of the beginning of the period. The stock performance graph assumes an investment of $100 in each of Champps and the two indexes, and the reinvestment of any dividends. The historical information set forth below is not necessarily indicative of future performance.

[PERFORMANCE GRAPH]

COMPANY/INDEX/MARKET	7/15/1997	6/26/1998	6/25/1999	7/2/2000	7/1/2001	6/30/2002
Champps Entertainment Inc.	100.00	91.96	53.57	76.79	145.00	174.43
Peer Group	100.00	103.48	105.86	127.83	186.00	244.98
Russell 3000 Index	100.00	119.44	142.18	153.91	130.90	106.79

Compensation Committee Report

The compensation committee reviews and approves compensation levels for Champps’ executive officers and oversees and administers Champps’ executive compensation programs. All members of the compensation committee, listed at the end of this report, are non-employee directors who are not eligible to participate in the compensation programs that the compensation committee oversees except for option grants. See “Directors’ Compensation.”

Philosophy

The compensation committee believes that the interests of Champps’ stockholders are best served when compensation is directly aligned with Champps’ financial performance. Therefore, the compensation committee has approved overall compensation programs that award a competitive base salary and encourage exceptional performance through meaningful incentive awards, both short- and long-term, which are tied to Champps’ performance.

Responsibilities

The responsibilities of the compensation committee include:

•	developing compensation programs that are consistent with and are linked to Champps’ strategy;

•	assessing the performance of and determining an appropriate compensation package for the president and chief executive officer; and

•	ensuring that compensation for the other executive officers reflects individual, team, and Champps’ performance appropriately.

Purpose

Champps’ executive compensation programs are designed to:

•	attract, retain and motivate key executive officers;

•	link the interests of executive officers with stockholders by encouraging stock ownership;

•	support Champps’ goal of providing superior value to its stockholders and customers; and

•	provide appropriate incentives for executive officers, based on achieving key operating and organizational goals.

The compensation committee believes that Champps’ executive compensation policies should be reviewed during the first quarter of the fiscal year when the financial results of the prior fiscal year become available. The policies should be reviewed in light of their consistency with Champps’ financial performance, its business plan and its position within the restaurant industry, as well as the compensation policies of similar companies in the restaurant business. The compensation of individual executives is reviewed annually by the compensation committee in light of its executive compensation policies for that year.

In setting and reviewing compensation for the executive officers, the compensation committee considers a number of different factors designed to assure that compensation levels are properly aligned with Champps’ business strategy, corporate culture and operating performance. Among the factors considered are the following:

Comparability — The compensation committee considers the compensation packages of similarly situated executives at companies deemed comparable to Champps. The objective is to maintain competitiveness in the marketplace in order to attract and retain the highest quality executives. This is a principal factor in setting base levels of compensation.

Pay for Performance — The compensation committee believes that compensation should in part be directly linked to operating performance. To achieve this link with regard to short-term performance, the compensation committee relies on cash bonuses, which are determined on the basis of certain objective criteria and recommendations of the chief executive officer.

Equity Ownership — The compensation committee believes that equity-based, long-term compensation aligns executives’ long-range interests with those of the stockholders. These long-term incentive programs are reflected in Champps’ stock option plan. The compensation committee believes that significant stock ownership is a major incentive in building stockholder value and reviews grants of options with that goal in mind.

Qualitative Factors — The compensation committee believes that in addition to corporate performance and specific business unit performance, in setting and reviewing executive compensation it is appropriate to consider the personal contributions that a particular individual may make to the overall success of Champps. Such qualitative factors as leadership skills, planning initiatives and employee development have been deemed to be important qualitative factors to take into account in considering levels of compensation.

Annual cash compensation

Annual cash compensation for the executive officers consists of a base salary and a variable, at-risk incentive bonus under Champps’ management annual incentive plan.

It is Champps’ general policy to pay competitive base compensation to its executive officers. The compensation committee annually reviews and, if appropriate, adjusts executive officers’ base salaries. In making individual base salary recommendations, the compensation committee considers the executive’s experience, management and leadership ability, and technical skills; his or her compensation history; as well as the performance of Champps as a whole and, where applicable, the performance of specific business units.

Under the management annual incentive plan, each executive is assigned a target incentive award. This incentive award, or some portion thereof, is awarded by the compensation committee in its discretion, based on its assessment of a combination of four factors: Champps’ overall performance; business unit performance; attainment of predetermined individual goals; and the level of personal/leadership impact. This evaluation process is not strictly quantitative, but is largely based on qualitative judgments made by the president and chief executive officer, with the concurrence of the compensation committee, related to individual, team and Champps’ performance.

Chief executive officer compensation

On June 24, 1999, Mr. Baumhauer was hired by Champps as president and chief executive officer and in August 1999 was elected as a director and was appointed chairman of the board of directors. At the recommendation of the compensation committee, Champps entered into an employment contract with Mr. Baumhauer, which was amended as of September 28, 2000, as disclosed under “Employment and Termination Agreements.” Under the terms of his employment agreement, Mr. Baumhauer was granted stock options to purchase a total of 1,009,000 shares of common stock and receives an annual base salary of $400,000 per year. On October 15, 2002, the compensation committee approved an annual bonus to Mr. Baumhauer for fiscal year 2002 in the amount of $100,000. See “Executive Compensation.” The compensation committee believes that Mr. Baumhauer’s compensation is appropriate in light of his significant contributions in improving operating results, including the opening of new restaurants, significant improvement in operating margins, and the resolution of several contingent liabilities retained by Champps after the disposition of several predecessor businesses.

Compensation of other officers

Champps’ executive compensation program for other executive officers is described above, although the corporate business unit and individual performance goals and the relative weighting of the quantitative performance factors described above varies, depending upon the responsibilities of particular officers.

Submitted by the Champps Entertainment, Inc.

Compensation Committee

Alan D. Schwartz—Chairman

Ian Hamilton

Michael P. O’Donnell

Charles Phillips

Compensation Committee Interlocks and Insider Participation

The compensation committee consists of Messrs. O’Donnell, Schwartz, Hamilton and Phillips, none of whom are employees of, or have ever been employed by, Champps or any of its subsidiaries. Except as described in the following paragraph, no member of the compensation committee has a reportable relationship with Champps.

Mr. Schwartz is senior managing director-corporate finance of Bear Stearns & Co., Inc. In the past Bear Stearns and its affiliates have provided financial advisory and financing services to Champps and have received fees and reimbursement of expenses for rendering such services. Mr. O’Donnell is the principal of a consulting company that receives a monthly consulting fee of $1,500 from an affiliate of Atticus Capital, L.L.C., our largest shareholder.

Audit Committee Report

The audit committee reviews Champps’ financial reporting process on behalf of the board of directors. Champps’ management has the primary responsibility for the financial statements and the reporting process. Champps’ independent auditors are responsible for expressing an opinion on the consolidated financial statements of Champps in conformity with accounting principles generally accepted in the United States of America.

In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) in a letter dated August 26, 2002 and has discussed with them their independence from Champps and its management. The audit committee has also considered whether the independent auditors’ provision of non-audit services to Champps is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in Champps’ Annual Report on Form 10-K for the year ended June 30, 2002, as filed with the Securities and Exchange Commission.

Submitted by the Champps Entertainment, Inc. Audit

Committee

Charles Phillips—Chairman

James Goodwin

Ian Hamilton

Michael P. O’Donnell

EXPENSES OF SOLICITATION

The cost of soliciting proxies will be borne by Champps. In addition, Champps will reimburse its transfer agent for charges and expenses in connection with the distribution of proxy materials to brokers or other persons holding stock in their names or in the names of their nominees and for charges and expenses in forwarding proxies and proxy materials to the beneficial owners. Solicitations may further be made by directors, officers, and regular employees of Champps, without additional compensation (other than reimbursement of out-of-pocket expenses), by use of mail, email, personal interview, telephone or telecopy.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Stockholders who want to have a proposal included in our proxy statement for next year’s annual meeting of stockholders must send the proposal to Champps for a receipt date of no later than August 6, 2003. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission in order to be included in the proxy statement and should be directed to the secretary of Champps at the principal executive offices of Champps located at 10375 Park Meadows Drive, Suite 560, Littleton, CO 80124.

Stockholders who want to present business for action at the 2003 annual meeting of stockholders, other than proposals they request to have included in our proxy statement for next year’s annual meeting, must comply with the requirements set forth in Champps’ by-laws. Champps’ by-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation to our principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the anniversary date of the prior annual meeting, notice must be delivered not later than the close of business on the later of (i) the 75th day prior to the scheduled date of the next annual meeting or (ii) the 15th day after public disclosure of the date of such meeting. Proxies solicited by the board of directors may, under certain circumstances prescribed in Rule 14a-4 of the Securities and Exchange Act, be voted in accordance with the discretion of the proxy holders with respect to stockholder proposals presented at the next annual meeting of stockholders (other than proposals included in Champps’ proxy statement).

OTHER MATTERS

The board of directors is not aware of any other matter to be presented for action at the annual meeting of stockholders; however, if any other matter is properly presented it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

DONNA L. DEPOIAN

Secretary

                                , 2003

EXHIBIT A

CHAMPPS ENTERTAINMENT, INC.

2003 STOCK OPTION AND INCENTIVE PLAN

SECTION 1

GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Champps Entertainment, Inc. 2003 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Directors and other key persons (including consultants) of Champps Entertainment, Inc. (the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Administrator” is defined in Section 2(a).

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

“Board” means the Board of Directors of the Company.

“Change of Control” is defined in Section 13.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 15.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation

System (“Nasdaq”), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the Nasdaq National Market System, the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not also an employee of the Company or any Subsidiary and who otherwise constitutes an “independent director” for purpose of the Rules.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Share Award” means Awards granted pursuant to Section 8.

“Restricted Stock Award” means Awards granted pursuant to Section 6.

“Rules” means the applicable listing company rules and regulations of Nasdaq, as amended, or any other exchange upon which the Stock is listed.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7.

SECTION 2

ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT

PARTICIPANTS AND DETERMINE AWARDS

(a) Committee. The Plan shall be administered by a committee of not less than two Independent Directors (the “Administrator”). Each member of the Administrator shall be an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, a “non-employee director” within the meaning of Rule 16b-3(b)(3)(i)

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promulgated under the Act, or any successor definition under said rule and an “independent director” within the meaning of the Rules. In the event that there is no such committee acting as Administrator, the Administrator shall be the Board.

(b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, provided, however, that only the Board shall have the power and authority to grant Awards to Directors of the Company or any Subsidiary, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

(vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator, or the Board, as the case may be, shall be binding on all persons, including the Company and Plan participants.

SECTION 3

STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

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(a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,250,000 (which amount shall automatically be increased to the extent of any stock split or other similar change in the Company’s capital stock) shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

(b) Changes in Stock. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator, or the Board, as the case may be, shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The adjustment by the Administrator, or the Board, as the case may be, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator, or the Board, as the case may be, in its discretion may make a cash payment in lieu of fractional shares.

(c) Mergers. Upon consummation of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Stock are exchanged for securities, cash or other property of an unrelated corporation or business entity or in the event of a liquidation of the Company (in each case, a “Transaction”), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Awards: (i) provide that such Awards shall be assumed or equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the participants, provide that all unexercised or unvested Awards will terminate immediately prior to the consummation of the Transaction, and/or (iii) make or provide for a payment, in cash or in kind, to the participants equal to the value (as determined by the Administrator, or the Board, as the case may be,) of the consideration payable per share of Stock pursuant to the business combination (the “Merger Price”) in the case of Restricted Stock or deferred Unrestricted Stock and in the case of Stock Options, payment, in cash or in kind equal to the difference between (A) the Merger Price times the number of shares of Stock subject to such outstanding Stock Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Stock Options, in exchange for the termination of such Awards. In the event Awards will terminate upon the consummation of the Transaction, all vested Awards, other than Stock Options, shall be fully settled in cash or in kind, and each participant shall be permitted,

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within a specified period determined by the Administrator, or the Board, as the case may be, to exercise all outstanding Stock Options, including those that are not then exercisable, subject to the consummation of the Transaction.

(d) Substitute Awards. The Administrator, or the Board, as the case may be, may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator, or the Board, as the case may be, may direct that any such substitute awards be granted on such terms and conditions as the Administrator, or the Board, as the case may be, considers appropriate in the circumstances. Any awards granted under this Section 3(d) shall not count towards the reserved shares set forth in Section 3(a).

SECTION 4

ELIGIBILITY

Participants in the Plan will be such full or part-time officers and other employees, Directors, and key persons (including consultants) of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Administrator, or the Board, as the case may be, in its sole discretion.

SECTION 5

STOCK OPTIONS

(a) Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator, or the Board, as the case may be, may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option at any time for any reason, it shall be deemed a Non-Qualified Stock Option. No Incentive Stock Option shall be granted at any time for any reason under the Plan after             , 2013 [ten years from date of stockholder approval].

(b) Grant of Stock Options. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. The Board in its discretion may grant Stock Options to Directors of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(b) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator, or the Board, as the case may be, shall deem desirable:

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(b) shall be determined by the Administrator, or the

5

Board, as the case may be, at the time of grant but, except as otherwise provided in Section 5(b)(ii), shall not be less than 100% of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, or the Board, as the case may be, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator, or the Board, as the case may be, at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator, or the Board, as the case may be, may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods, provided that such method is permitted by the Rules:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator, or the Board, as the case may be;

(B) In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been beneficially owned by the optionee for at least six months, if permitted by the Administrator, or the Board, as the case may be, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator, or the Board, as the case may be, shall prescribe as a condition of such payment procedure.

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Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(v) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator, or the Board, as the case may be, may permit the optionee to transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6

RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Administrator, or the Board, as the case may be, shares of Stock subject to such restrictions and conditions as the Administrator, or the Board, as the case may be, may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

(b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator, or the Board, as the case may be, shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant’s employment (or other

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business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at its purchase price, from the participant or the participant’s legal representative.

(d) Vesting of Restricted Stock. The Administrator, or the Board, as the case may be, at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator, or the Board, as the case may be, at any time, a participant’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant’s termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be repurchased by the Company.

(e) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7

UNRESTRICTED STOCK AWARDS

(a) Grant or Sale of Unrestricted Stock. The Administrator, or the Board, as the case may be, may, in its sole discretion, grant (or sell at a purchase price determined by the Administrator, or the Board, as the case may be) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such participant.

(b) Elections to Receive Unrestricted Stock In Lieu of Compensation. With the consent of the Administrator, or the Board, as the case may be, a participant may, pursuant to an advance written election delivered to the Company no later than the date specified by the Administrator, or the Board, as the case may be, receive a portion of the cash compensation otherwise due to such participant in the form of shares of Unrestricted Stock either currently or on a deferred basis.

(c) Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8

PERFORMANCE SHARE AWARDS

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(a) Nature of Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator, or the Board, as the case may be, may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator, or the Board, as the case may be, in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

(b) Rights as a Stockholder. A participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator, or the Board, as the case may be,).

(c) Termination. Except as may otherwise be provided by the Administrator, or the Board, as the case may be, at any time prior to termination of employment (or other business relationship), a participant’s rights in all Performance Share Awards shall automatically terminate upon the participant’s termination of employment (or business relationship) with the Company and its Subsidiaries for any reason.

(d) Acceleration, Waiver, Etc. At any time prior to the participant’s termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator, or the Board, as the case may be, may in its sole discretion accelerate, waive or, subject to Section 11, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 9

TAX WITHHOLDING

(a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(b) Payment in Stock. Subject to approval by the Administrator, a participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

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SECTION 10

TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator, or the Board, as the case may be, otherwise so provides in writing.

SECTION 11

AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but (i) no such action shall adversely affect rights under any outstanding Award without the holder’s consent, and (ii) without the prior approval of the Company’s stockholders, no outstanding Award may be repriced, either by an amendment to the Award, or by cancellation of the Award in exchange for the regrant of a new Award with a lower exercise or purchase price. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Stock Options and Stock Appreciation Rights qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company’s stockholders entitled to vote thereon at a meeting of stockholders. In addition, to the extent required by the Act or the Rules, any amendment to the Plan shall be subject to approval by the Company’s stockholders entitled to vote thereon at a meeting of stockholders.

SECTION 12

STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

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SECTION 13

CHANGE OF CONTROL PROVISIONS

Upon the occurrence of a Change of Control as defined in this Section 13:

(a) Each outstanding Stock Option shall automatically become fully exercisable notwithstanding any provision to the contrary contained herein.

(b) Each outstanding Restricted Stock Award and Performance Share Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Administrator in connection with such Award.

(c) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Company’s Board of Directors (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(ii) persons who, as of the Effective Date, constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date whose election was approved by a vote of at least a majority of the Incumbent Directors or whose nomination for election was approved by the Nominating Committee comprised of Incumbent Directors shall, for purposes of this Plan, be considered an Incumbent Director; or

(iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 80% or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the

11

Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 50% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a “Change of Control” shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 14

GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements (including the Rules) have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 15

EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by a unanimous consent of the stockholders entitled to vote on such matter. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 16

GOVERNING LAW

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This Plan shall be governed by the laws of the State of Colorado except to the extent such law is preempted by federal law.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

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FORM OF PROXY CARD

DETACH HERE

PROXY

CHAMPPS ENTERTAINMENT, INC.

10375 Park Meadows Drive

Suite 560

Littleton, Colorado 80124

SOLICITED BY THE BOARD OF DIRECTORS

FOR SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Champps Entertainment, Inc. (the “Company”) hereby appoints William H. Baumhauer, President, and Donna L. Depoian, Secretary, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on             , 2003 at the Special Meeting of Stockholders to be held on             , 2003 and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. The undersigned’s vote will be cast in accordance with the proxies’ discretion on such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

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CHAMPPS ENTERTAINMENT, INC.

c/o American Stock Transfer & Trust Company

6201 Fifteenth Avenue

Brooklyn, N.Y. 11219

(continued from other side)

Proposal to approve the 2003 Stock Option and Incentive Plan.

☐    FOR                 ☐    AGAINST                 ☐    ABSTAIN

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. If no direction is given with respect to a particular proposal, this proxy will be voted in accordance with the recommendationS OF THE BOARD OF DIRECTORS. The undersigned’s vote will be cast in accordance with the proxies’ discretion on such other business as may properly come before the meeting or at any adjournments or postponements thereof.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY. USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Date: ________________, 2003
Signature of Stockholder or Authorized Representative
Date: ________________, 2003
Signature of Stockholder or Authorized Representative (if held jointly)

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

☐    MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:

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